UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: February 24, 2000

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

           Colorado               000-24768            84-1123311
-----------------------------  -----------------  -----------------------
(State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)        (File Number)       Identification No.)


7100 East Belleview Ave., Suite 301, Englewood, CO         80111
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   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
     Press release dated February 23, 2000 announcing sell of remaining medical staffing business.


Exhibit No.                       Description            Reg. S-K Item No.
-----------                  --------------------        -----------------

*99.1                        Press release                   99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: February 24, 2000        By:/s/ John R. Prufeta
                                      John R. Prufeta, Chief Executive Officer